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                                                                   EXHIBIT 99.4


                            INVESTOR RIGHTS AGREEMENT


                                  BY AND AMONG


                             ASPEN TECHNOLOGY, INC.


                                       AND


                          THE STOCKHOLDERS NAMED HEREIN


                               DATED       , 2003

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                                TABLE OF CONTENTS

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
TABLE OF CONTENTS........................................................................i

INVESTOR RIGHTS AGREEMENT................................................................1

BACKGROUND...............................................................................1

AGREEMENT................................................................................1

1. DEFINITIONS...........................................................................1

2. REGISTRATION RIGHTS...................................................................6

   2.1.  DEMAND REGISTRATIONS............................................................6
   2.2.  INCIDENTAL REGISTRATIONS........................................................8
   2.3.  DIVIDEND REGISTRATION...........................................................9
   2.4.  SHELF REGISTRATION..............................................................9
   2.5.  REGISTRATION PROCEDURES.........................................................9
   2.6.  ALLOCATION OF EXPENSES.........................................................13
   2.7.  INDEMNIFICATION AND CONTRIBUTION...............................................13
   2.8.  OTHER MATTERS WITH RESPECT TO UNDERWRITTEN OFFERINGS...........................16
   2.9.  INFORMATION BY HOLDER..........................................................16
   2.10. "LOCK-UP" AGREEMENT; CONFIDENTIALITY OF NOTICES................................16
   2.11. TERMINATION....................................................................16

3. PREEMPTIVE RIGHTS....................................................................16

   3.1.  RIGHTS OF INVESTORS............................................................17
   3.2.  EXCLUDED TRANSACTIONS..........................................................18
   3.3.  TERMINATION....................................................................19

4. COVENANTS OF THE COMPANY.............................................................19

   4.1.  INFORMATION REQUIREMENTS.......................................................19
   4.2.  BOARD OF DIRECTORS.............................................................19
   4.3.  REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934..................................20
   4.4.  REGISTRATION RIGHTS............................................................20
   4.5.  AVAILABLE COPY.................................................................21
   4.6.  TERMINATION....................................................................21

5. TRANSFER RESTRICTIONS................................................................21

   5.1.  PROHIBITION....................................................................21
   5.2.  RESTRICTIONS...................................................................21
   5.3.  LEGENDS........................................................................22
   5.4.  ACKNOWLEDGEMENT................................................................23

6. STANDSTILL AGREEMENTS................................................................23

   6.1.  RESTRICTIONS...................................................................23
   6.2.  CERTAIN PERMITTED TRANSACTIONS AND COMMUNICATIONS..............................25
   6.3.  TERMINATION....................................................................25

7. TRADING LIMITATIONS..................................................................25

   7.1.  RESTRICTIONS...................................................................25
   7.2.  TERMINATION....................................................................26

8. CONFIDENTIALITY......................................................................26
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
   8.1.  RESTRICTIONS...................................................................26
   8.2.  TERMINATION....................................................................26

9. ELECTION OF SERIES D-1 DIRECTORS.....................................................26

   9.1.  INITIAL SERIES D-1 DIRECTORS...................................................26
   9.2.  DESIGNATION OF SERIES D-1 DIRECTORS............................................27
   9.3.  COVENANT REGARDING COMMON DIRECTORS............................................26
   9.4.  TERMINATION....................................................................27

10.      NONPUBLIC INFORMATION..........................................................27

11.      GENERAL........................................................................27

   11.1. OWNERSHIP CALCULATIONS.........................................................27
   11.2. NOTICES........................................................................28
   11.3. AMENDMENTS AND WAIVERS.........................................................28
   11.4. GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.....................................29
   11.5. COUNTERPARTS; FACSIMILE SIGNATURES.............................................29
   11.6. ENTIRE AGREEMENT...............................................................29
   11.7. INTERPRETATION AND RULES OF CONSTRUCTION.......................................29
   11.8. SEVERABILITY...................................................................29
   11.9. SPECIFIC PERFORMANCE...........................................................29
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                                       ii
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                            INVESTOR RIGHTS AGREEMENT

     THIS AGREEMENT dated as of       , 2003 is entered into by and among Aspen
Technology, Inc., a Delaware corporation (the "Company"), and the entities listed on the signature pages hereto (the "Investors").

                                   BACKGROUND

     A. The Company and certain of the Investors have entered into a Securities Purchase Agreement dated as of June 1, 2003, pursuant to which such Investors are acquiring shares of Series D Convertible Preferred Stock of the Company contemporaneously with the execution and delivery of this Agreement.

     B. Under Sections 7.01(m) and 7.02(i) of such Purchase Agreement, the delivery of this Agreement is a condition to certain Investors' acquisition, and the Company's sale, of such shares of Series D Convertible Preferred Stock.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the indicated meanings:

            "ACCREDITED INVESTOR" means each Investor that is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

            "ADVENT" means Advent International Corporation, a Delaware corporation.

            "ADVERSE DISCLOSURE" means public disclosure of material non-public information, which disclosure in the good faith judgment of the Board of Directors of the Company (after consultation with external legal counsel)
     (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement, and (iii) would be materially detrimental to the Company's ability to effect a material proposed merger, acquisition or sale.

            "AFFILIATE" of a Person shall mean any Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to elect a majority of the board of directors (or other governing body) or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and, in any event and without limiting the generality of the foregoing, any Person owning more than 10% of the voting securities of another Person shall be deemed to control that Person. With respect to each of the initial Series D-1 Investors, the term "Affiliate" shall also include (i) any entity in which such Series D-1 Investor (or one of its Affiliates) is a general partner or member, (ii) each investor in such Series D-1 Investor, but only in connection with the liquidation, winding up or dissolution of the Series D-1 Investor, and only to the extent of such investor's pro rata share in the Series D-1 Investor and (iii) any investment fund managed by Advent.

            "BENEFICIALLY OWN" has the meaning set forth in Rule 13d-3 under the Exchange Act, and

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     "BENEFICIAL OWNERSHIP" shall have a correlative meaning.

            "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

            "COMMON STOCK" means the common stock, par value $.10 per share, of the Company, or any common stock or other securities issued in respect of such Common Stock, or into which such Common Stock is converted, due to stock splits, stock dividends or other distributions, merger, consolidation, reclassifications, recapitalizations or otherwise.

            "COMPANY" has the meaning ascribed to it in the introductory paragraph hereto.

            "COMPANY OFFER" means a written notice of any proposed issuance, sale or exchange of Company-Offered Securities containing the information specified in Section 3.1(a).

            "COMPANY-OFFER ACCEPTANCE" means a written notice from an Investor to the Company containing the information specified in Section 3.1(b).

            "COMPANY-OFFER AVAILABLE UNSUBSCRIBED AMOUNT" means the difference between the total of all of the Company-Offer Basic Amounts available for purchase by Accredited Investors pursuant to Section 3.1 and the Company-Offer Basic Amounts subscribed for pursuant to Section 3.1.

            "COMPANY-OFFER BASIC AMOUNT" means, with respect to an Accredited Investor, its pro rata portion of the Company-Offered Securities determined by multiplying the number of Company-Offered Securities by a fraction, the numerator of which is the aggregate number of shares of Common Stock then held by such Accredited Investor (giving effect to the conversion into Common Stock of all shares of convertible preferred stock and exercise of all warrants (assuming cashless exercise) then held by such Accredited Investor) and the denominator of which is the total number of shares of Common Stock then outstanding (giving effect to (i) the conversion into Common Stock of all outstanding shares of convertible preferred stock, (ii) the exercise of all outstanding options to purchase shares of Common Stock issued under employee stock plans of the Company, and (iii) the shares issuable pursuant to the cashless exercise of warrants to the extent included in the numerator, in the case of (i) and (ii), which have been approved by a majority of the Independent Directors and that are then convertible or exercisable at an exercise price less than the then-current market price of the Common Stock).

            "COMPANY-OFFER REFUSED SECURITIES" means those Company-Offered Securities as to which a Company-Offer Acceptance has not been given by Accredited Investors pursuant to Section 3.1.

            "COMPANY-OFFER UNSUBSCRIBED AMOUNT" means, with respect to an Accredited Investor, any additional portion of the Company-Offered Securities attributable to the Company-Offer Basic Amounts of other Accredited Investors as such Accredited Investor indicates it will purchase or acquire should the other Accredited Investors subscribe for less than their Company-Offer Basic Amounts.

            "COMPANY-OFFERED SECURITIES" means (a) any shares of Common Stock,
     (b) any other equity securities of the Company, including shares of preferred stock, (c) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (d) any debt securities convertible into capital stock of the Company.

            "COMPANY SALE" means:

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            (a)    a merger, consolidation, recapitalization, reorganization or other transaction in which (i) the Company is a constituent party, or (ii) a Subsidiary is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, recapitalization, reorganization or other transaction except any such merger or consolidation involving the Company or a Subsidiary in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation more than 50% by voting power of the capital stock of or ownership interest in (a) the surviving or resulting entity or (b) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity; or

            (b) the sale, in a single transaction or series of related transactions, (i) by the Company of all or substantially all the assets of the Company (except where such sale is to a wholly owned subsidiary of the Company) or (ii) by the stockholders of the Company of more than 50% by voting power of the then-outstanding capital stock of the Company.

            "COMPETITOR" shall mean (a) any Person (i) that itself or together with its Affiliates, derives any portion of its business revenues from developing, maintaining, supporting, marketing, licensing, selling, implementing, training or providing other services related to software products or services used in the process industries, including without limitation, the oil and gas, refining, petrochemical, chemical or pharmaceutical businesses and (ii) to which the Company is then selling or providing, or has previously sold or provided at any time within the past two (2) years, any of the products or services described in the preceding clause (i), and (b) with respect to Series D-1 Investors, any institutional investor that owns 10% or more of the publicly traded stock of a Person described in clause (a) above or 30% or more of the privately owned equity interests of a Person described in clause (a) above.

            "CONFIDENTIAL INFORMATION" means any information that is labeled as confidential, proprietary or secret that an Investor obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Investor pursuant to this Agreement.

            "CONVERTIBLE DEBENTURES" means the Company's 5 1/4% Convertible Subordinated Debentures due June 15, 2005.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations promulgated thereunder or in connection therewith, all as the same shall be in effect from time to time.

            "INDEMNIFIED PERSON" means a Person entitled to indemnification pursuant to Section 2.6.

            "INDEMNIFYING PERSON" means a Person obligated to provide indemnification pursuant to Section 2.6.

            "INDEPENDENT DIRECTOR" means, as of a given time, a director of the Company who is eligible to serve on the Audit Committee of the Board of Directors of the Company under the then-applicable rules of the Securities and Exchange Commission and the Nasdaq National Market (or such other exchange, market or trading or quotation facility on which the Common Stock is then listed).

            "INVESTOR" means each Person listed on the signature pages hereto and each other Person to which Shares are Transferred pursuant to Section 5.2(c) or (d), PROVIDED that such Person delivers in accordance with such Section a written instrument agreeing to be bound by the terms of this Agreement.

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            "OTHER REGISTRATION RIGHTS" means written agreements entered into after the date hereof under which the Company agrees to include securities of the Company (other than Registrable Shares) in a Registration Statement, PROVIDED that "Other Registration Rights" shall not include any such agreement to the extent it relates solely to securities of the Company issued in connection with the acquisition by the Company or any Subsidiary of all or a majority of the equity or assets of any entity or line of business.

            "OTHER REGISTRATION RIGHTS HOLDERS" means holders of securities subject to Other Registration Rights.

            "PERSON" means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

            "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of June 1, 2003 by and among the Company and the Investors.

            "REGISTRABLE SHARES" means, collectively, Series D-1 Registrable Shares and Series D-2 Registrable Shares.

            "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with the provisions of Section 2, including all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of Registration Selling Investor Counsel, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Registration Selling Investors' own counsel (other than Registration Selling Investor Counsel).

            "REGISTRATION INITIATING INVESTORS" means the Series D-1 Investors initiating a request for registration pursuant to Section 2.1(a).

            "REGISTRATION SELLING INVESTOR" means any Investor owning Registrable Shares included in a Registration Statement.

            "REGISTRATION SELLING INVESTOR COUNSEL" means (a) if Advent or one of its Affiliates is participating as a Registration Selling Investor with respect to a registration, counsel selected by Advent to represent all Registration Selling Investors with respect to such registration, or (b) if Advent or one of its Affiliates is not participating as a Registration Selling Investor with respect to a registration, counsel selected by the holders of a majority of the Registrable Shares to be included in such registration to represent all Registration Selling Investors with respect to such registration.

            "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company, other than (a) a registration statement on Form S-4 or Form S-8, or their successors, or any other form for a similar limited purpose, or (b) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.

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            "REMAINING INVESTOR-OFFERED SHARES" has the meaning ascribed to it in Section 4.2(b).

            "RULE 144" means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor thereto, and the rules and regulations promulgated thereunder or in connection therewith, all as the same shall be in effect from time to time.

            "SERIES D CERTIFICATE" means the Certificate of Designations of Series D-1 Convertible Preferred Stock and Series D-2 Convertible Preferred Stock forming a part of the Certificate of Incorporation of the Company.

            "SERIES D-1 DIRECTORS" means the members of the Board of Directors of the Company elected by the holders of shares of Series D-1 Stock pursuant to the Series D Certificate.

            "SERIES D-1 INVESTORS" means those Investors to the extent they hold Series D-1 Registrable Shares, which initially shall consist of the entities identified on the signature pages hereto as Series D-1 Investors.

            "SERIES D-1 REGISTRABLE SHARES" means (a) the shares of Common Stock issued or issuable upon conversion of the Series D-1 Stock, (b) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Series D-1 Investors pursuant to Section 3, (c) the shares of Common Stock issued or issuable upon the exercise of Series D-1 Warrants, and (d) any other shares of Common Stock issued in respect of such shares; PROVIDED, HOWEVER, that shares of Common Stock that are Series D-1 Registrable Shares shall cease to be Series D-1 Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 or at such time at which such Series D-1 Registrable Shares may be sold pursuant to paragraph (k) of Rule 144.

            "SERIES D-1 STOCK" means the Series D-1 Convertible Preferred Stock of the Company issued pursuant to the Purchase Agreement.

            "SERIES D-1 WARRANTS" means the warrants being issued on the date hereof to Series D-1 Investors pursuant to the Purchase Agreement.

            "SERIES D-2 INVESTORS" means those Investors to the extent they hold Series D-2 Registrable Shares, which initially shall consist of the entities identified on the signature pages hereto as Series D-2 Investors.

            "SERIES D-2 REGISTRABLE SHARES" means (a) the shares of Common Stock issued or issuable upon conversion of the Series D-2 Stock, (b) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Series D-2 Investors pursuant to Section 3, (c) the shares of Common Stock issued or issuable upon the exercise of the Series D-2 Warrants, and (d) any other shares of Common Stock issued in respect of such shares; PROVIDED, HOWEVER, that shares of Common Stock that are Series D-2 Registrable Shares shall cease to be Series D-2 Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 or at such time as when such Series D-2 Registrable Shares may be sold pursuant to paragraph
     (k) of Rule 144.

            "SERIES D-2 SECURITIES" means the Series D-2 Stock and the shares of Common Stock issuable

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     upon conversion thereof or as payment of dividends thereon.

            "SERIES D-2 STOCK" means the Series D-2 Convertible Preferred Stock of the Company issued pursuant to the Series D Certificate.

            "SERIES D-2 WARRANTS" means the warrants being issued on the date hereof to Series D-2 Investors pursuant to the Purchase Agreement and the warrants issued to the Series D-2 Investors pursuant to the Repurchase and Exchange Agreement, dated as of June 1, 2003, by and among the Company and the Series D-2 Investors.

            "SHARES" means, collectively, shares of Series D-1 Stock and Series D-2 Stock held by the Investors.

            "SHELF REGISTRATION STATEMENT" means a Registration Statement filed by the Company with the Commission pursuant to Section 2.4 covering the resale of all Series D-2 Registrable Shares for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act.

            "SUBSIDIARY" means any corporation or other entity of which the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time directly or indirectly owned by the Company.

            "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or the Nasdaq SmallCap Market or (b) if the Common Stock is not traded on any such market, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

            "TRANSFER" means, as the context requires, (a) any sale, transfer, distribution or other disposition, whether voluntarily or by operation of law, or (b) the act of effecting such a sale, transfer, distribution or other disposition.

     2.     REGISTRATION RIGHTS

            2.1.   DEMAND REGISTRATIONS

                   (a) One or more Series D-1 Investors may, at any time, request, in writing, that the Company file a Registration Statement to effect the registration of an offering of Series D-1 Registrable Shares owned by such Series D-1 Investor(s) and having an aggregate value of at least $10,000,000, based on the last reported sale price of the Common Stock on the trading day immediately preceding the date of such request. If the Company files a Registration Statement on Form S-3 (or any successor form) pursuant to this Section 2.1(a), the Company shall set forth therein any information that may be required in a registration that is filed on Form S-1 and that the underwriter lead managing the offering requests be expressly included in the Registration Statement.

                   (b) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly (but in any event within five days) give written notice of such proposed registration to all other Series D-1 Investors. Such other Series D-1 Investors shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Series D-1 Registrable Shares as such Series D-1 Investors may request in such notice of election, subject in the case of an

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            underwritten offering to the terms of Section 2.1(c). Thereupon, the
            Company shall, as expeditiously as possible, use all commercially reasonable efforts to effect the registration on an appropriate registration form of all Series D-1 Registrable Shares that the Company has been requested to so register.

                   (c) If the Registration Initiating Investors intend to distribute the Series D-1 Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) and the Company shall include such information in its written notice referred to in Section 2.1(b). In such event, (i) the right of any other Series D-1 Investor to include its Series D-1 Registrable Shares in such registration pursuant to Section 2.1(a) shall be conditioned upon such other Series D-1 Investor's participation in such underwriting on the terms set forth herein, and (ii) all Series D-1 Investors including Series D-1 Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; PROVIDED that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Series D-1 Investors materially greater than the obligations of the Series D-1 Investors pursuant to Section 2.7. The Company shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a), which selection must be made out of a pool of three underwriting firms chosen by the Company and the Registration Initiating Investors, each of which firms shall have a national reputation and experience with software companies. If any Series D-1 Investor that has requested inclusion of its Series D-1 Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Person may elect, by written notice to the Company, to withdraw its Series D-1 Registrable Shares from such Registration Statement and underwriting. If the lead managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Series D-1 Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Series D-1 Investors requesting registration in proportion, as nearly as practicable, to the respective number of Series D-1 Registrable Shares each Series D-1 Investor has requested be included in such registration.

                   (d) The Company shall not be required to effect more than a total of four registrations requested pursuant to Section 2.1(a). The Series D-1 Investors shall not deliver a notice pursuant to
            Section 2.1(a) requesting registration of any underwritten offering until at least 18 months after the closing of any prior underwritten offering registered pursuant to a request under Section 2.1(a). For purposes of this Section 2.1(d), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission. If the Registration Initiating Investors withdraw their request for such registration, it shall not count as a Registration Statement if the Registration Initiating Investors pay the Registration Expenses therefor pursuant to Section
            2.6. Notwithstanding the foregoing, any request withdrawn by the Registration Initiating Investors as a result of information concerning the business or financial condition of the Company, where such information is made known to the Series D-1 Investors after the date on which such registration was requested, shall not count as a Registration Statement.

                   (e) If at the time of any request to register Series D-1 Registrable Shares by Registration Initiating Investors pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction that, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed

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            for a period not in excess of 30 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

            2.2.   INCIDENTAL REGISTRATIONS

                   (a) Whenever the Company proposes to file a Registration Statement covering shares of Common Stock (other than a Registration Statement filed (i) pursuant to Section 2.1, 2.3 or 2.4, (ii) in accordance with the requirements of a written agreement entered into prior to the date hereof, (iii) with respect to shares issued by the Company in connection with an acquisition by the Company or any Subsidiary of all or a majority of the equity or assets of any entity, or (iv) with respect to a so-called "private investment, public equity" (a/k/a "PIPE") offering of Company-Offered Securities to which the provisions of Section 3.1 apply, except in any such case to the extent expressly permitted therein) at any time and from time to time, it will, prior to such filing, give written notice to all Series D-1 Investors of its intention to do so; PROVIDED that no such notice need be given if no Series D-1 Registrable Shares are to be included therein as a result of a written notice from the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Series D-1 Investor or Series D-1 Investors given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Series D-1 Registrable Shares), the Company shall use all commercially reasonable efforts to cause all Series D-1 Registrable Shares that the Company has been requested by such Series D-1 Investor or Series D-1 Investors to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Series D-1 Investor or Series D-1 Investors; PROVIDED that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation upon 10 days' advance written notice to the Series D-1 Investors. Upon receipt of such notice, the Series D-1 Investors may elect to exercise their right to demand a registration in accordance with Section 2.1.

                   (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Series D-1 Investors as a part of the written notice given pursuant to Section 2.2(a). In such event, (i) the right of any Series D-1 Investor to include its Series D-1 Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Series D-1 Investor's participation in such underwriting on the terms set forth herein and (ii) all Series D-1 Investors including Series D-1 Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Series D-1 Investor who has requested inclusion of its Series D-1 Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by holders other than the Series D-1 Investors and Other Registration Rights Holders shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among all Series D-1 Investors and Other Registration Rights Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as converted basis) held by them on the date the Company gives the notice specified in Section 2.2(a). If any Series D-1 Investor or Other Registration Rights Holder would thus be entitled to include more

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            shares than such holder has requested to be registered, the excess shall be allocated among other requesting Series D-1 Investors and Other Registration Rights Holders pro rata in the manner described in the preceding sentence.

            2.3. DIVIDEND REGISTRATION. For so long as it is required by the terms of the Series D Certificate, shares of Common Stock issued in payment of dividends on the Shares shall be, at the time such shares are issued, registered for resale for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act. Whenever the Company proposes to file a Registration Statement covering shares of Common Stock to be issued in payment of dividends on Shares, it will, prior to such filing, give written notice to all Investors of its intention to do so. Upon issuance, such shares shall constitute Registrable Shares in accordance with the definition thereof in Section 1. The Company shall cause all such Registrable Shares to be registered under the Securities Act to permit their sale or other disposition by any methods of distribution reasonably requested by the Investors, other than by means of an underwriting.

            2.4. SHELF REGISTRATION. The Company shall prepare and file with the Commission a Shelf Registration Statement as promptly as practicable after the date hereof and shall take such steps as are necessary to enable the Shelf Registration to be declared effective by the Commission as promptly as practicable after the date hereof (and in any event by no later than 90 days after the date of this Agreement or, if the Shelf Registration Statement (including any of the documents incorporated by reference therein) is the subject of a complete or partial review by the Commission, in any event by no later than 120 days after the date of this Agreement). The Shelf Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Series D-2 Registrable Shares on Form S-3, in which case such Shelf Registration Statement shall be on such other form as the Company is eligible to use) and shall contain the "Plan of Distribution" attached hereto as ANNEX A. The Company shall notify each Series D-2 Investor in writing promptly (in any event within one Trading Day) after receiving notification from the Commission that the Shelf Registration Statement has been declared effective.

            2.5.   REGISTRATION PROCEDURES

                   (a) If and whenever the Company is required by the provisions of this Agreement to use all commercially reasonable efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                          (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares (which, in the case of the Series D-2 Registrable Shares, shall be the Shelf Registration Statement) and use all commercially reasonable efforts to cause that Registration Statement to become effective as soon as possible;

                          (ii) not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the each Registration Selling Investor and its counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Registrable Selling Investor and its counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

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                                 and the Company shall not file any Registration
                                 Statement or any such Prospectus or any
                                 amendments or supplements thereto to which the Registrable Selling Investors holding a majority of the Registrable Securities to be registered thereunder and their counsel shall reasonably object, PROVIDED that such objection is communicated to the Company within three Trading Days of receipt of such documents;

                          (iii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and use all commercially reasonable efforts to keep the Registration Statement continuously effective:

                                 (A) in the case of a shelf registration of an offering of Series D-1 Registrable Shares on a continuous basis under Rule 415 under the Securities Act for 180 days from the effective date or such lesser period until all such Registrable Shares are sold,

                                 (B) in the case of a Registration Statement filed pursuant to Section 2.3 with respect to shares of Common Stock paid as dividends on the Shares, for (1) 45 days from the date such dividends were issued, if such dividends represent no more than one year's accumulated dividends on the Shares, (2) 90 days from the date such dividends were issued, if such dividends represent more than one year's accumulated dividends on the Shares or (3) such lesser period until all such shares of Common Stock are sold,

                                 (C)    in the case of the Shelf Registration
                                        Statement filed pursuant to Section 2.4, until the earliest of (1) the second anniversary of the date hereof, (2) the date on which all of the Series D-2 Registrable Shares covered by the Shelf Registration Statement have been sold, and (3) the date on which all of such Series D-2 Registrable Shares may be sold pursuant to paragraph (k) of Rule 144 (assuming utilization of any cashless exercise feature of any securities), as determined by the Company after consultation with legal counsel; PROVIDED that if the Company ceases to keep the Registration Statement effective by reason of Section 2.5(a)(iii)(C)(3), the Company must certify to the Series D-2 Investors that the Series D-2 Registrable Shares may be sold pursuant to paragraph (k) of Rule 144 (assuming utilization of any cashless exercise feature of any securities), and

                                 (D) in the case of all other registrations, for (1) 45 days from the effective date or such greater period, up to 120 days, as an underwriter may require, or (2) such lesser period until all such Registrable Shares are sold;

                                 PROVIDED that the number of days specified in the foregoing clauses (A), (B) and (D) shall not include any day on which a Registration Selling Investor is restricted from offering or selling Registrable Shares pursuant to Section 2.5(b) or 2.5(c) below.

                          (iv) in all cases respond as promptly as reasonably possible to any comments

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                                 received from the Commission with respect to
                                 any Registration Statement or any amendment thereto and as promptly as reasonably possible provide to the counsel for the Registration Selling Investors true and complete copies of all correspondence from and to the Commission relating to the applicable Registration Statement;

                          (v) as expeditiously as possible furnish to each Registration Selling Investor and its counsel, without charge, at least one conformed copy of the applicable Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission;

                          (vi) as expeditiously as possible furnish to each Registration Selling Investor (with a copy to counsel to such Registration Selling Investors) such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Registration Selling Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Registration Selling Investor; and the Company hereby consents to the use of any such Prospectus and each amendment or supplement thereto by each Registration Selling Investor in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

                          (vii) use all commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (x) any order suspending the effectiveness of any Registration Statement or
                                 (y) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction as soon as reasonably practicable;

                          (viii) as expeditiously as possible (and in the case
                                 of the Shelf Registration Statement, prior to the public offering of Registrable Securities pursuant thereto) use all commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Registration Selling Investors shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Registration Selling Investors to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Registration Selling Investors; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (viii) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                          (ix) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                          (x) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

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                          (xi)   cooperate with the Registration Selling
                                 Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted hereunder, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Registration Selling Investors may request;

                          (xii) promptly make available for inspection by the Registration Selling Investors, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Registration Selling Investors, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided that the Company will not make available to any Series D-2 Investor material nonpublic information;

                          (xiii) in connection with an underwritten disposition
                                 of Registrable Shares, provide such reasonable assistance in the marketing of the Registrable Shares as is customary of issuers in primary underwritten public offerings (including participation by its senior management in "road shows");

                          (xiv) as expeditiously as possible, notify each Registration Selling Investor, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                          (xv) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

                   (b) At any time when a Prospectus is required to be delivered under the Securities Act, the Company shall promptly notify each Registration Selling Investor and its counsel of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of the Registration Statement; (ii) the Commission comments in writing on the Registration Statement (in which case the Company shall deliver to each Registration Selling Investor a copy of such comments and of all written responses thereto); (iii) the Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of the Registration Statement or initiates any Suit (as defined in the Purchase Agreement) for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Suit for such purpose; or (vii) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or

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

            other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If requested, the Registration Selling Investors shall immediately cease making offers of Registrable Shares pursuant to the Registration Statement until its receipt of the copies of the supplemented or amended Prospectus. Following receipt of the revised Prospectuses, the Registration Selling Investors shall be free to resume making offers of the Registrable Shares.

                   (c) In the event that it is advisable to suspend use of a Prospectus included in a Registration Statement because continued use would require Adverse Disclosure, the Company shall notify all Registration Selling Investors to such effect, and, upon receipt of such notice, each such Registration Selling Investor shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Registration Selling Investor has received copies of a supplemented or amended Prospectus or until such Registration Selling Investor is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.5(c) to suspend sales of Registrable Shares for a period in excess of 30 consecutive days or a total of 60 days in any 365-day period, PROVIDED that the Company may suspend such sales for a period of up to 90 consecutive days (and a total of 90 days in a 365-day period) if the reason for the continued suspension beyond 30 days relates solely to the preparation of financial statements required to be filed in accordance with Item 7 of Form 8-K under the Exchange Act (in which event the Company shall use all commercially reasonable efforts to cause such financial statements to be prepared as promptly as reasonably practicable in the circumstances), and such suspension period shall automatically terminate two Trading Days after the filing of such financial statements. In no event shall the Company's right under this Section 2.5(c) be exercised to suspend sales of Registrable Shares beyond the period during which sales of Registrable Shares would require Adverse Disclosure. After the end of any suspension period under this Section 2.5, the Company shall use all commercially reasonable efforts (including filing any required supplemental prospectus) to restore, as promptly as reasonably possible, the effectiveness of the Registration Statement and the ability of the Registration Selling Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

            2.6. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses for all registrations under this Agreement; PROVIDED, HOWEVER, that: (a) if a registration under Section 2.1 is withdrawn at the request of the Registration Initiating Investors (other than as a result of information concerning the business or financial condition of the Company that is made known to the Registration Selling Investors after the date on which such registration was requested), the Registration Selling Investors may pay the Registration Expenses of such registration pro rata in accordance with the number of their Series D-1 Registrable Shares included in such registration in order that, in accordance with Section 2.1(d), such registration shall not be counted as a registration requested under Section 2.1; and (b) the Company shall not be obligated to pay fees and expenses of Registration Selling Investors Counsel to the extent those fees and expenses exceed $50,000 with respect to a registration for an underwritten offering or $20,000 with respect to a registration for any other offering.

            2.7.   INDEMNIFICATION AND CONTRIBUTION

                   (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each

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

            Registration Selling Investor and each underwriter of such Registrable Shares, their respective partners, members, agents, directors, officers, fiduciaries, investment advisors, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock) and employees of each of them, and each other Person, if any, who controls such Registration Selling Investor or underwriter within the meaning of the Securities Act or the Exchange Act and the officers, directors, partners, members, agents and employees of each such controlling Person (each such Person an "Investor Indemnified Person"), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, as incurred, joint or several, that arise out of, relate to or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to such Registration Statement or Prospectus, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Investor Indemnified Person for any legal or any other expenses reasonably incurred by such Investor Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable to any Investor Indemnified Person, in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such Person specifically for use in the preparation thereof.

                   (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Registration Selling Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages, liabilities, settlement costs and expenses arising solely out of (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement or Prospectus, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Registration Selling Investor furnished in writing to the Company by such Registration Selling Investor specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of a Registration Selling Investor hereunder shall be limited to an amount equal to the net proceeds to such Registration Selling Investor of Registrable Shares sold in connection with such registration.

                   (c) Each Indemnified Person shall give notice to the Indemnifying Person promptly after such Indemnified Person has actual knowledge of any claim as to which indemnity may

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

            be sought, and shall permit the Indemnifying Person to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Person, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Person (whose approval shall not be unreasonably withheld, conditioned or delayed); and, PROVIDED, FURTHER, that the failure of any Indemnified Person to give notice as provided herein shall not relieve the Indemnifying Person of its obligations under this Section 2.7 except to the extent that the Indemnifying Person is actually prejudiced by such failure. The Indemnified Person may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Person shall pay such expense if the Indemnified Person reasonably concludes that representation of such Indemnified Person by the counsel retained by the Indemnifying Person would be inappropriate due to actual or potential differing interests between the Indemnified Person and any other party represented by such counsel in such proceeding; PROVIDED further that in no event shall the Indemnifying Person be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Person. The Indemnifying Person also shall be responsible for the expenses of such defense if the Indemnifying Person does not elect to assume such defense. No Indemnifying Person, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Person, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation, and no Indemnified Person shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Person, which consent shall not be unreasonably withheld, conditioned or delayed.

                   (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.7 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Person in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Person shall, in lieu of indemnifying such Indemnified Person, contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Registration Selling Investors on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities. The relative fault of the Company and the Registration Selling Investors shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Registration Selling Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Registration Selling Investors agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.7(d), in no case shall any one Registration Selling Investor be liable or responsible for any amount in excess of the net proceeds received by such Registration Selling Investor from the offering of Registrable Shares; PROVIDED, HOWEVER, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this
            Section 2.7(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from

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

            any other obligation it or they may have thereunder or otherwise under this Section 2.7(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                   (e) The indemnity and contribution agreements contained in this Section are in addition to any other liability that any Indemnifying Person may have to any Indemnified Person.

            2.8. OTHER MATTERS WITH RESPECT TO UNDERWRITTEN OFFERINGS. In the event that Series D-1 Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use all commercially reasonable efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use all commercially reasonable efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

            2.9. INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such customary information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and that is required under applicable laws, rules and regulations.

            2.10.  "LOCK-UP" AGREEMENT; CONFIDENTIALITY OF NOTICES

                   (a) Each Series D-2 Investor that Beneficially Owns 5.0% or more of the outstanding Common Stock on the date of the filing of an initial registration statement for an underwritten offering (a "5% Series D-2 Investor") and each Series D-1 Investor, in each case if requested by the Company and the managing underwriter of such underwritten offering, shall not Transfer any Registrable Shares or other securities of the Company held by such Series D-1 Investor or 5% Series D-2 Investor for a period of 90 days following the effective date of the Registration Statement for such underwritten offering and shall enter into customary separate agreements to such effect as reasonably requested by the Company and such managing underwriter; PROVIDED that substantially all executive officers and directors (other than Series D-1 Directors) of the Company enter into similar agreements as required by the underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities owned by any such Series D-1 Investor or 5% Series D-2 Investor subject to the foregoing restriction until the end of such 90-day period.

                   (b) Any Investor receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any Person other than as necessary to exercise its rights under this Agreement.

            2.11. TERMINATION. The rights and obligations of an Investor under this Section 2 shall terminate on the first date on which such Investor no longer holds any Registrable Shares, except that the rights and obligations of the Company and the Registration Selling Investors under Section 2.7 shall survive the termination of any and all other provisions of this Agreement.

     3.     PREEMPTIVE RIGHTS

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            3.1.   RIGHTS OF INVESTORS

                   (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Company-Offered Securities, unless in each such case the Company shall have first complied with this Section
            3.1. The Company shall deliver to each Investor a Company Offer, which shall (i) identify and describe the Company-Offered Securities, (ii) describe the price (expressed in either a fixed dollar amount or a definitive formula pursuant to which the only variable is the market price of the Common Stock at or near the time of the proposed issuance, sale or exchange) and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Company-Offered Securities to be issued, sold or exchanged, (iii) identify the Persons (if known) to which or with which the Company-Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Investor that is an Accredited Investor (a) such Accredited Investor's Company-Offer Basic Amount and (b) such Accredited Investor's Company-Offer Unsubscribed Amount. Notwithstanding the other provisions of this Section 3.1, after delivery of the Company Offer, the Company may issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, Company-Offered Securities to the offerees or purchasers described in the Company Offer and upon the terms and conditions (including unit prices and interest rates) that are not more favorable, in the aggregate, to the acquiring Person or Persons than those set forth in the Company Offer without complying with the terms of this
            Section 3.1, PROVIDED that the Company permits each Accredited Investor to purchase the number of Company-Offered Securities that such Accredited Investor is entitled to purchase pursuant to this
            Section 3.1 on substantially the same terms as the Company sold the Company-Offered Securities in the initial transaction, within 20 days after the Company receives a Company-Offer Acceptance from such Accredited Investor.

                   (b) To accept a Company Offer, in whole or in part, an Accredited Investor must deliver to the Company, on or prior to the date 15 days after the date of delivery of the Company Offer, a Company-Offer Acceptance providing a representation letter certifying that such Accredited Investor is an accredited investor within the meaning of Rule 501 under the Act and indicating the portion of the Accredited Investor's Company-Offer Basic Amount that such Accredited Investor elects to purchase and, if such Accredited Investor shall elect to purchase all of its Company-Offer Basic Amount, the Company-Offer Unsubscribed Amount (if any) that such Accredited Investor elects to purchase. If the Company-Offer Basic Amounts subscribed for by all Accredited Investors are less than the total of all of the Company-Offer Basic Amounts available for purchase, then each Accredited Investor who has set forth a Company-Offer Unsubscribed Amount in its Company-Offer Acceptance shall be entitled to purchase, in addition to the Company-Offer Basic Amounts subscribed for, the Company-Offer Unsubscribed Amount it has subscribed for; PROVIDED, HOWEVER, that if the Company-Offer Unsubscribed Amounts subscribed for exceed the Company-Offer Available Unsubscribed Amount, each Accredited Investor who has subscribed for any Company-Offer Unsubscribed Amount shall be entitled to purchase only that portion of the Company-Offer Available Unsubscribed Amount as the Company-Offer Unsubscribed Amount subscribed for by such Accredited Investor bears to the total Company-Offer Unsubscribed Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                   (c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) to issue, sell or exchange all or any part of the Company-Offer Refused Securities, but only to the offerees or purchasers described in the Company Offer (if so

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            described therein) and only upon terms and conditions (including unit prices and interest rates) that are not more favorable, in the aggregate, to the acquiring Person or Persons than those set forth in the Company Offer.

                   (d) In the event the Company shall propose to sell less than all the Company-Offer Refused Securities, then each Accredited Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Company-Offered Securities specified in its Company-Offer Acceptance to an amount that shall be not less than the number or amount of the Company-Offered Securities that the Accredited Investor elected to purchase pursuant to Section 3.1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Company-Offered Securities the Company actually proposes to issue, sell or exchange (including Company-Offered Securities to be issued or sold to Accredited Investors pursuant to
            Section 3.1(b) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Company-Offered Securities. In the event that any Accredited Investor so elects to reduce the number or amount of Company-Offered Securities specified in its Company-Offer Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Company-Offered Securities unless and until such securities have again been offered to the Accredited Investors in accordance with
            Section 3.1(a).

                   (e) Upon (i) the closing of the issuance, sale or exchange of all or less than all of the Company-Offer Refused Securities or
            (ii) such other date agreed to by the Company and Accredited Investors who have subscribed for a majority of the Company-Offered Securities subscribed for by the Accredited Investors, such Accredited Investor or Investors shall acquire from the Company and the Company shall issue to such Accredited Investor or Investors, the number or amount of Company-Offered Securities specified in the Investor Offers of Acceptance, as reduced pursuant to Section 3.1(d) if any of the Accredited Investors has so elected, upon the terms and conditions specified in the Company Offer.

                   (f) The purchase by the Accredited Investors of any Company-Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Accredited Investors of a purchase agreement relating to such Company-Offered Securities reasonably satisfactory in form and substance to the Accredited Investors and their respective counsel.

                   (g) Company-Offered Securities not acquired by the Accredited Investors or other Persons in accordance with Section 3.1(c) may not be issued, sold or exchanged until they are again offered to the Accredited Investors under the procedures specified in this Agreement.

            3.2. EXCLUDED TRANSACTIONS. The rights of the Accredited Investors under Section 3.1 shall not apply to:

                   (a) the issuance of securities of the Company for consideration other than cash, including the issuance of shares (i) as a stock dividend to holders of Common Stock, Shares or any other Company securities, or upon any subdivision or combination of shares of Common Stock, Shares or any other Company securities, and
                          (ii) upon exercise or conversion of preferred stock, options, warrants or debt securities exercisable or convertible for Common Stock pursuant to their terms;

                   (b) the issuance of Common Stock or options to purchase Common Stock to employees, directors or consultants of the Company or any Subsidiary pursuant to a stock option plan, employee stock purchase plan or other equity incentive plan or arrangement approved by the Board of Directors of the Company and by a majority

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                          of the Independent Directors;

                   (c) the issuance of securities solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of such entity;

                   (d) the issuance of securities of the Company in a firm-commitment underwritten public offering pursuant to an effective Registration Statement;

                   (e) the issuance of securities of the Company, or the grant of options or warrants therefor, in connection with any present or future borrowing, line of credit, leasing or similar financing arrangement approved by the Board of Directors of the Company and by a majority of the Independent Directors; or

                   (f) the issuance of securities in connection with any transaction with a strategic investor, vendor, lessor, customer, supplier, marketing partner, developer or integrator or any similar arrangement, in each case the primary purpose of which is not to raise equity capital, approved by the Board of Directors of the Company and by a majority of the Independent Directors.

     In addition, the rights under Section 3.1 of Accredited Investors that are
     (i) Series D-1 Investors shall not apply to an issuance of securities as to which Series D-1 Investors holding not less than a majority of the Series D-1 Stock have delivered to the Company a written notice to the effect that Series D-1 Investors have waived their right to participate in the contemplated offering under Section 3.1, or (ii) Series D-2 Investors shall not apply to an issuance of securities as to which Series D-2 Investors holding not less than a majority of the Series D-2 Stock have delivered to the Company a written notice to the effect that Series D-2 Investors have waived their right to participate in the contemplated offering under
     Section 3.1.

            3.3. TERMINATION. The rights of an Investor under this Section 3 shall terminate upon the earlier of (a) the first date on which the Investors, in the aggregate, hold less than 10% of the Shares originally issued on the date hereof and (b) the closing of a Company Sale.

     4.     COVENANTS OF THE COMPANY

            4.1.   INFORMATION REQUIREMENTS. The Company shall furnish to each
     Investor:

                   (a) promptly after filing, a copy of each report or other document (including any schedules or exhibits thereto) that is filed by the Company with the Commission under the Securities Act or the Exchange Act and that is available to the general public; PROVIDED that no such copy shall be required if such report was filed using the Electronic Data Gathering, Analysis, and Retrieval system of the Commission; and

                   (b) contemporaneously with delivery to holders of Common Stock, a copy of each report or other document (other than any document filed with the Commission under the Securities Act or the Exchange Act) delivered to holders of Common Stock.

            4.2. BOARD OF DIRECTORS. For so long as any director is serving at the election of the holders of Series D-1 Stock pursuant to the Series D
     Certificate:

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                   (a)    The Company shall reimburse the Series D-1 Directors
            for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company or any committee thereof, to the extent provided in, and in accordance with, the Company's reimbursement policy in effect from time to time with respect to other directors who are not employees of the Company or a Subsidiary. The Series D-1 Directors shall be entitled to receive such fees or other compensation as may be paid by the Company from time to time to directors who are not employees of the Company or a Subsidiary.

                   (b) The Company's Certificate of Incorporation shall at all times provide for the indemnification of the members of the Board of Directors to the fullest extent provided by the Delaware General Corporation Law. In the event that the Company or any of its successors or assigns (i) consolidates with or mergers into any other entity and shall not be the continuing or surviving corporation in such consolidation or merger or (ii) Transfers all or substantially all of its properties and assets to any entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as contained in the Company's Certificate of Incorporation.

                   (c) The Company shall use all commercially reasonable efforts to carry and maintain any insurance against directors' and officers' liability to cover such directors to the same extent as directors elected by the holders of Common Stock; PROVIDED, HOWEVER, that if the aggregate annual premiums for such insurance exceed 200% of the per annum rate of premium currently paid by the Company on the date of this Agreement for such insurance, then the Company shall provide, at a minimum, the maximum coverage that shall then be available at an annual premium equal to 200% of such rate; PROVIDED, HOWEVER, that in no event should the coverage afforded the Series D-1 Directors be less favorable in any respect than the coverage afforded directors elected by the holders of Common Stock.

            4.3. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Investors to have the Registrable Shares registered for resale pursuant to a registration on Form S-3 (or any successor form), the Company shall:

                   (a) use all commercially reasonable efforts to make and keep current public information about the Company available, as those terms are understood and defined in Rule 144, at all times;

                   (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                   (c) furnish to any Investor upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and (ii) such other reports and documents of the Company as such Investor may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any Registrable Shares without registration.

            4.4. REGISTRATION RIGHTS. The Company shall not enter into any Other Registration Rights with any Other Registration Rights Holder unless such Other Registration Rights do not conflict with the provisions of this Agreement. Such Other Registration Rights shall not be deemed to conflict with this Agreement solely as a result of a grant of incidental registration rights to the Other

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     Registration Rights Holders with respect to a Registration Statement filed pursuant to Section 2.1, PROVIDED that:

                   (a) Investors are granted the right to exercise incidental registration rights with respect to any registration required by such Other Registration Rights Holders to be made by the Company;

                   (b) if a managing underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten in an offering made at the request of the Other Registration Rights Holders, the shares held by the Investors shall be excluded first, before any shares of such Other Registration Rights Holders are excluded; and

                   (c) if a managing underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten in an offering requested under Section 2.1, the shares held by such Other Registration Rights Holders shall be excluded first, before any shares of the Investors are excluded.

            4.5. AVAILABLE COPY. The Secretary of the Company shall maintain an original copy of this Agreement, duly executed by each of the parties hereto, at the principal executive office of the Company and shall make such copy available for inspection by any Person requesting it.

            4.6. TERMINATION. The rights of an Investor under this Section 4 shall terminate upon the first date on which such Investor no longer holds any Shares, PROVIDED that Section 4.4 shall terminate upon the earlier of
     (A) the first date on which such Investor no longer holds any Shares, and
     (B) the closing of a Company Sale.

     5.     TRANSFER RESTRICTIONS

            5.1. PROHIBITION. Any Transfer, whether direct or indirect, of any of the Shares or Registrable Shares by an Investor, other than according to the terms of this Agreement, shall be void and convey no right, title, or interest in or to any of such Shares or Registrable Shares to the purported transferee.

            5.2. RESTRICTIONS. No Investor shall Transfer any Shares or Registrable Shares or any legal or beneficial interest therein except for:

                   (a) Transfers of Registrable Shares pursuant to a bona fide public offering under a Registration Statement filed with the Commission under the Securities Act, including pursuant to the exercise of rights granted in Section 2;

                   (b)    Transfers of Registrable Shares pursuant to Rule 144;

                   (c) Transfers of Shares to any non-Affiliate (other than a Competitor), PROVIDED that (i) immediately after giving effect to such Transfer, the Investor reasonably believes the transferee Beneficially Owns less than 10% of the outstanding Common Stock, and
                          (ii) such transferee delivers to the Company and the Investors a written instrument, in form and substance reasonably acceptable to the Company, agreeing to be bound by the terms of this Agreement as if such transferee were an Investor;

                   (d) Transfers of Shares or Registrable Shares to an Affiliate of such Investor (or to any investor in such Affiliate of such Investor pursuant to a pro rata liquidation or

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                          distribution), PROVIDED that such transferee delivers
                          to the Company and the Investors a written instrument, in form and substance reasonably acceptable to the Company, agreeing to be bound by the terms of this Agreement as if such transferee were an Investor;

                   (e) Transfers of Shares or Registrable Shares pursuant to a bona fide public offer that is subject to the provisions of Regulation 14D or Rule 13e-3 under the Exchange Act (or any successor regulation, rule or statute) by a Person to purchase or exchange for cash or other consideration any shares of Common Stock and that consists of an offer to acquire more than 25% of the then-outstanding Common Stock, PROVIDED that such offer is not made by and does not include (i) the Company, an Investor, or an Affiliate of the Company or any Investor or (ii) any group (within the meaning of Section 13(d) of the Exchange Act) formed for the purpose of acquiring, holding, voting or disposing of Common Stock that includes the Company, an Investor, or an Affiliate of the Company or any Investor; or

                   (f) Transfers of Shares or Registrable Shares pursuant to a merger, consolidation or reorganization to which the Company is a party.

            5.3.   LEGENDS.

                   (a) Each Series D-1 Investor agrees to the imprinting on certificates representing such Investor's Shares or Registrable Shares of a legend substantially to the following effect:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THE SALE OR OTHER DISPOSITION OF ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AN INVESTOR RIGHTS AGREEMENT DATED AS OF __________, 2003 BY AND AMONG THIS CORPORATION AND CERTAIN OF THE STOCKHOLDERS OF THIS CORPORATION. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICE OF THIS CORPORATION."

            The legend set forth above shall be removed if and when (a) the securities represented by such certificate are disposed of pursuant to an effective Registration Statement or (b) the Series D-1 Investor delivers to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such legend may be removed.

                   (b) Each Series D-2 Investor agrees to the imprinting, so long as is required by this Section 5.3(b), of the following legend on any certificate evidencing Series D-2 Securities:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN

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            ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES."

            Certificates evidencing Series D-2 Securities shall not be required to contain such legend or any other legend (i) pursuant to or following any sale of such Series D-2 Securities pursuant to an effective Registration Statement covering the resale of such Series D-2 Securities under the Securities Act, (ii) following any sale of such Series D-2 Securities pursuant to Rule 144, (iii) if such Series D-2 Securities are eligible for sale under Rule 144(k), or
            (iv) if such legend is not, in the reasonable opinion of the Company counsel, required under the circumstances under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Following the effectiveness of the Shelf Registration Statement or at such earlier time as a legend is no longer required for certain Series D-2 Securities, the Company will, no later than three Trading Days following the delivery by a Series D-2 Investor to the Company or the Company's transfer agent of a legended certificate representing such Series D-2 Securities, deliver or cause to be delivered to such Series D-2 Investor a certificate representing such Series D-2 Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section, except as may be required by applicable law.

            5.4. ACKNOWLEDGEMENT. The Company acknowledges and agrees that a Series D-2 Investor may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Series D-2 Securities and, if required under the terms of such arrangement, such Series D-2 Purchaser may transfer pledged or secured Series D-2 Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith except as required by applicable law. Further, no notice shall be required of such pledge. At the appropriate Series D-2 Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Series D-2 Securities may reasonably request in connection with a pledge or transfer of the Series D-2 Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

     6.     STANDSTILL AGREEMENTS

            6.1.   RESTRICTIONS

                   (a) No Series D-1 Investor shall, directly or indirectly, unless specifically permitted by this Agreement or authorized or consented to do so in writing in advance by the Company:

                          (i) except for shares or securities acquired as a dividend or distribution on the Shares, acquire or agree, offer, seek or propose to acquire, or cause to be acquired, Beneficial Ownership of any shares of Common Stock, or any options, warrants or other rights (including any convertible or exchangeable securities) to acquire any shares of Common Stock, to the extent that such acquisition would result in an increase in such Investor's (or Affiliate's, as the case may be) percentage Beneficial Ownership of Common Stock above the percentage Beneficial Ownership of Common Stock as of the date of this Agreement;

                          (ii) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 under the Exchange Act) with respect to the

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                                 voting of any securities of the Company;

                          (iii) deposit any securities of the Company in a voting trust or subject any such securities to any arrangement or agreement with any Person (other than one or more Investors or Affiliates);

                          (iv) form, join, or in any way become a member of any group within the meaning of Section 13(d) of the Exchange Act (other than a "group" consisting solely of Investors and Affiliates that together Beneficially Own less than a majority of the Company's outstanding voting securities);

                          (v) arrange any financing for, or provide any financing commitment specifically for, the purchase by such Investor of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities or assets of the Company, except for such assets as are then being offered for sale by the Company; PROVIDED, HOWEVER, that this clause (v) shall not apply to any such financing arrangements or commitments to the extent involving a Transfer of Common Stock Beneficially Owned by an Investor to any Person that is not an Investor;

                          (vi) seek to propose or propose, whether alone or in concert with other Investors, any tender offer, exchange offer, merger, business combination, restructuring, liquidation, recapitalization or similar transaction involving the Company or any of the Subsidiaries;

                          (vii) for so long as holders of Series D-1 Stock are entitled to elect Series D-1 Directors pursuant to the Series D Certificate, nominate any Person for election by the holders of Common Stock as a director of the Company who is not nominated by the then-incumbent directors, or propose any matter to be voted upon by the stockholders of the Company (other than for an Affiliate of such Investor acting in his or her capacity as a director of the Company);

                          (viii) authorize or direct any of its directors,
                                 officers, employees, agents or other
                                 representatives acting in any such capacities to take any action described in clauses (i) through (vii) above;

                          (ix)   solicit, initiate, or knowingly or
                                 intentionally facilitate the taking of any action by an Affiliate of such Series D-1 Investor (that is not itself an Investor) that would be prohibited by this Section 6.1 if such Affiliate were an Investor; or

                          (x) publicly announce or disclose any intention, plan or arrangement inconsistent with the foregoing.

            Notwithstanding the foregoing, a Series D-1 Investor shall not be prohibited from taking any action described in clauses (i) through
            (x) to the extent such action is taken in response to, and in competition with, a similar action that has been undertaken by a Person who is not an Investor.

                   (b) No Series D-1 Investor will, nor will it authorize or permit any of its directors, officers, employees, agents or other representatives acting in any such capacities to, take any action that would require the Company to make a public announcement regarding any of the matters set forth in Section 6.1(a).

                   (c) Anything in this Section 6.1 to the contrary notwithstanding, this Section 6.1 shall not prohibit or restrict (i) the voting of securities of the Company held by the Series D-1 Investors or (ii) any disclosure pursuant to Section 13(d) of the Exchange Act that a Series D-1 Investor reasonably believes, after consulting with outside counsel, is required in connection with any action taken by a Series D-1 Investor pursuant to Section 6.1(b).

            6.2. CERTAIN PERMITTED TRANSACTIONS AND COMMUNICATIONS. Anything in Section 6.1 to the contrary notwithstanding, Section 6.1 shall not prohibit (a) the conversion of Series D-1 Stock, the exercise of the Series D-1 Warrants, or the consummation by a Series D-1 Investor of any transaction expressly provided for in this Agreement, PROVIDED that if such transaction is to be consummated on or before the earliest of (i) June 15, 2005, (ii) the first date on which none of the Convertible Debentures remains outstanding, and (iii) the first date on which the provision in the Convertible Debentures requiring redemption upon a Change of Control (as defined in the indenture governing the Convertible Debentures) is not in effect, then such Series D-1 Investor (which for this purpose shall include any syndicate or group that includes such Series D-1 Investor and that would be deemed to be a person under Section 13(d)(3) of the Exchange Act) shall not, without the prior written consent of the Company, be entitled to consummate such transaction to the extent such Series D-1 Investor (including any such syndicate or group) would thereafter Beneficially Own more than 49.9% of the then-outstanding voting securities of the Company (any voting securities of which such Series D-1 Investor is the Beneficial Owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage), Common Stock, (b) any action taken by Series D-1 Investors in connection with the nomination and election of the Series D-1 Directors or any action taken by the Series D-1 Directors in such capacities, (c) officers and employees of the Series D-1 Investors from communicating with officers of the Company or its Affiliates on matters related to or governed by this Agreement, matters relating to the Series D-1 Investors investment in the Company, or operational matters, or
     (d) the Series D-1 Investors from communicating with the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the Chief Financial Officer of the Company, so long as any such communication is conveyed in confidence, would not require public disclosure by the Series D-1 Investors or by the Company, and is not intended to elicit, and, in the reasonable belief (after consulting with outside counsel) of the Series D-1 Investor making such communication, does not require the issuance of, a public response by the Company.

            6.3. TERMINATION. The obligations of a Series D-1 Investor under this Section 6 shall terminate upon the earlier of (a) the first date on which such Series D-1 Investor and its Affiliates Beneficially Own less than 5% of the outstanding shares of Common Stock, collectively (on an as-converted basis), and (b) the closing of a Company Sale.

     7.     TRADING LIMITATIONS

            7.1. RESTRICTIONS. For so long as an Investor or its Affiliates hold Shares, such Investor shall not sell, contract to sell, grant any option to purchase, or make any short sale of Common Stock, establish a "put equivalent position" (as such term is defined in Rule 16a-1(h) under the Exchange Act) or engage in any transaction the result of which would involve any of the foregoing, at a time when such Investor has no equivalent offsetting long position in Common Stock. For purposes of determining whether an Investor has an equivalent offsetting long position in the Common Stock, all Common Stock held by such Investor, all shares of Common Stock issuable upon conversion of all Shares or upon exercise in full of any warrant for Common Stock then held by such Investor (assuming that such securities were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future), and all shares of Common Stock issuable upon exercise of any call option or "call equivalent position" (as defined in Rule 16a-1(b) under the Exchange Act) held by such Investor (assuming that such call position was then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Investor.

            7.2.   TERMINATION. The obligations of an Investor under this
     Section 7 shall terminate upon the earlier of (a) the first date on which such Investor no longer Beneficially Owns any Shares or Registrable Shares and (b) the closing of a Company Sale.

     8.     CONFIDENTIALITY.

            8.1. RESTRICTIONS. Each Series D-1 Investor agrees that it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any Confidential Information, unless such Confidential Information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 8 by such Series D-1 Investor), (b) is or has been independently developed or conceived by the Series D-1 Investor without use of the Company's Confidential Information or (c) is or has been made known or disclosed to the Series D-1 Investor by a third party unless at the time of the proposed disclosure by the Series D-1 Investor, the Series D-1 Investor has knowledge that the disclosure was made to the Series D-1 Investor in breach of an obligation of confidentiality such third party had to the Company; PROVIDED, HOWEVER, that a Series D-1 Investor may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from such Series D-1 Investor as long as such prospective purchaser agrees to be bound by the provisions of this
     Section 8 and names the Company as a third party beneficiary of such agreement, (iii) to any Affiliate, PROVIDED that the Confidential Information is disclosed on a confidential basis to such party, or (iv) as may otherwise be required by law, legal process or regulatory requirements, PROVIDED that the Series D-1 Investor takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, such information shall not be deemed confidential for the purpose of enforcing this Agreement. The Series D-1 Investor shall be liable for the disclosure of any Confidential Information by any Person described in the preceding clauses (i) and (iii).

            8.2. TERMINATION. The obligations of a Series D-1 Investor under this Section 8 shall terminate on the second anniversary of the earlier of
     (a) the first date on which such Series D-1 Investor no longer Beneficially Owns any Shares or Registrable Shares and (b) the closing of a Company Sale.

     9.     ELECTION OF SERIES D-1 DIRECTORS

            9.1. INITIAL SERIES D-1 DIRECTORS. The Company confirms that its Board of Directors has elected, effective contemporaneously with the execution and delivery of this Agreement, Douglas A. Kingsley and Michael Pehl as directors of the Company. The Series D-1 Investors confirm that such individuals shall constitute two of the initial Series D-1 Directors. The Company and the Series D-1 Investors agree to take any such further actions as may be necessary or desirable (i) to effect the appointment of such additional initial Series D-1 Directors as the Series D-1 Investors are permitted to designate pursuant to the Series D Certificate and (ii) to effect the election, from time to time in the future, of individuals as Series D-1 Directors pursuant to the Series D Certificate, subject to the provisions of Section 9.2. No individual designated to serve on the Board of Directors as a Series D-1 Director shall be deemed to be the deputy of or otherwise required to discharge his or her duties under the direction of, or with special attention to the interests of, the Series D-1 Investors.

            9.2. DESIGNATION OF SERIES D-1 DIRECTORS. The Company shall provide the Series D-1 Investors with 30 days' prior written notice of any intended mailing of a notice to stockholders for a meeting at which the term of one or more Series D-1 Directors shall expire. Such notice shall specify (i) the date of such meeting, (ii) the date on which such mailing is intended to be made, and (iii) the name or names of the Series D-1 Directors whose terms are to expire at such meeting. A Series D-1 Investor or Investors holding in the aggregate a majority of the shares of Series D-1 Stock then outstanding (not including outstanding shares of Common Stock) may give written notice to the other Series D-1 Investors and the Company, no later than 15 days after receipt of such notice from the Company, of the individuals to be designated by the Board as nominees for election as Series D-1 Directors at such meeting. Only the individuals designated pursuant to the preceding sentence or otherwise in accordance with the Series D Certificate shall be nominated and recommended for election as Series D-1 Directors. If Series D-1 Investors fail to give notice to the Company as provided above, then the individuals then serving as Series D-1 Directors shall be deemed to have been designated for reelection.

            9.3. COVENANT REGARDING COMMON DIRECTORS. In the event one or more directors elected by the holders of the Common Stock (voting as a single class or with one or more other classes or series of capital stock (the "Common Directors")) no longer serves as a member of the Board of Directors due to his or her resignation, removal, incapacity or death (the resulting vacancy in the Board of Directors being referred to herein as a "Common Director Vacancy"), for so long as this Section 9 is in effect and the Series D-1 Investors have the right to elect one or more members of the Board of Directors pursuant to the terms of the Series D Certificate, the Series D-1 Investors hereby covenant and agree as follows:

                   (a) In the event the Board of Directors elects to fill a Common Director Vacancy by vote of the members of the Board of Directors then in office, the Series D-1 Investors shall use all commercially reasonable efforts to cause the Series D-1 Directors to vote for the nominee approved by a majority of the remaining Common Directors then in office.

                   (b) In the event a Common Director Vacancy is filled by a person who was not approved by a majority of the Common Directors in office (regardless of whether the Series D-1 Investors used all commercially reasonable efforts as required by subsection (a) above), the Series D-1 Investors shall, notwithstanding their rights contained in the Series D Certificate, use commercially reasonable efforts to cause a Series D-1 Director to resign and be replaced by a person approved by a majority of the Common Directors then in office.

            9.4. TERMINATION. The rights of the Series D-1 Investors under this Section 9 shall terminate as of the date on which holders of shares of Series D-1 Stock are no longer entitled to elect Series D-1 Directors pursuant to the Series D Certificate.

     10. NONPUBLIC INFORMATION. Notwithstanding any other provision of this Agreement, neither the Company nor any Person acting on its behalf will provide any Series D-2 Investor with any material, nonpublic information about the Company unless such Series D-2 Investor consents to receive such information in writing in advance even if otherwise required pursuant to the terms of any Transaction Document (as defined in the Purchase Agreement). The Company understands and confirms that each of the Series D-2 Investors will rely on the foregoing covenant in effecting transactions in securities of the Company.

     11.    GENERAL

            11.1.  OWNERSHIP CALCULATIONS

                   (a) Except as otherwise expressly provided herein, in determining the number or percentage of Shares owned by an Investor for purposes of exercising rights under this Agreement, (i) Shares owned by an Investor shall be deemed to include Shares that have been converted into Common Stock so long as such Common Stock is owned by such Investor and (ii) all Shares held by Affiliates shall be aggregated together, PROVIDED that no Shares shall be attributed to more than one Person within any such group of Affiliates.

                   (b) In determining the number or percentage of Registrable Shares owned by an Investor for purposes of exercising rights under this Agreement, the determination shall include shares of Common Stock issuable upon conversion, exercise or exchange of securities, including the Shares, even if such conversion, exercise or exchange has not been effected.

            11.2. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature page hereof, or such other address or facsimile number as such party may hereinafter specify for the purpose of this Section to the party giving such notice. Each such notice, request or other communication shall be effective (a) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified on the signature pages of this agreement and the appropriate confirmation is received or, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (c) if given by any other means, when delivered at the address specified on the signature pages of this Agreement.

            11.3. AMENDMENTS AND WAIVERS. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, Investors holding greater than 50% of the Series D-1 Stock then held by Investors and Investors holding greater than 50% of the Series D-2 Stock then held by Investors; PROVIDED that any amendment, termination or waiver to:

                   (a) any provision of this Agreement that affects only the rights of holders of Series D-1 Stock and has no adverse effect on the rights of holders of Series D-2 Stock may be amended with the written consent of the Company and Investors holding greater than 50% of the Series D-1 Stock then held by Investors; PROVIDED that after such amendment such provision continues to affect only the holders of the Series D-1 Stock; and

                   (b) any provision of this Agreement that affects only the rights of holders of Series D-2 Stock and has no adverse effect on the rights of holders of Series D-1 Stock may be amended with the written consent of the Company and Investors holding greater than 50% of the Series D-2 Stock then held by Investors; PROVIDED that after such amendment such provision continues to affect only the holders of the Series D-2 Stock.

     Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors of the same series of Series D Preferred Stock in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Accredited Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Accredited Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt written notice of any amendment or termination of this Agreement or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 10.3 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            11.4. GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the parties hereby waives all rights to a trial by jury.

            11.5. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts (including facsimile signature), each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder, except to the extent expressly provided herein.

            11.6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes any and all prior agreements and understandings, written or oral, relating to such subject matter.

            11.7. INTERPRETATION AND RULES OF CONSTRUCTION. Definitions contained in this Agreement apply to singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires. The terms "hereof," "herein," "hereby" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms "includes" and the word "including" and words of similar import shall be deemed to be followed by the words "without limitation." Section and paragraph references are to the Sections and paragraphs of this Agreement unless otherwise specified. The word "or" shall not be exclusive. For purposes of this Agreement, the terms "Company" and "Subsidiary" shall include any entity which is, in whole or in part, a predecessor of the Company or any Subsidiary, unless the context expressly requires otherwise. The headings in this Agreement are included for convenience only and shall be ignored in the construction or interpretation hereof.

            11.8. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            11.9. SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first written above.


                         ASPEN TECHNOLOGY, INC.


                         By:
                            -----------------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                         ADDRESS FOR NOTICES:
                         Aspen Technology, Inc.
                         Ten Canal Park
                         Cambridge, Massachusetts 02141
                         Attention: Chief Financial Officer and General Counsel
                         Facsimile: 617.949.1717

                         WITH A COPY TO:
                         Hale and Dorr LLP
                         60 State Street
                         Boston, Massachusetts 02109
                         Attention: Mark L. Johnson
                         Facsimile: 617.526.5000

                     [INVESTOR SIGNATURE PAGES FOLLOW]

                         SERIES D-1 INVESTORS:


                         ADVENT ENERGY II LIMITED PARTNERSHIP

                         ADVENT PGGM GLOBAL LIMITED PARTNERSHIP

                         DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP

                         DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED
                         PARTNERSHIP

                         DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED
                         PARTNERSHIP

                         DIGITAL MEDIA & COMMUNICATIONS III-C
                         LIMITED PARTNERSHIP

                         DIGITAL MEDIA & COMMUNICATIONS III-D C.V.

                         DIGITAL MEDIA & COMMUNICATIONS III-E C.V.

                         GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP

                         GLOBAL PRIVATE EQUITY IV LIMITED PARTNERSHIP

                         GPE IV CPP INVESTMENT BOARD CO-INVESTMENT LIMITED PARTNERSHIP


                         By: Advent International Limited Partnership, General
                             Partner

                         By: Advent International Corporation, General Partner


                         By:
                             -------------------------------------
                             Senior Vice President

                         ADDRESS FOR NOTICES:
                         c/o Advent International Corporation
                         75 State Street
                         Boston, Massachusetts 02109
                         Attention: Douglas A. Kingsley, Managing Director
                         Facsimile: 617.951.0568

                         WITH A COPY TO:
                         Pepper Hamilton LLP
                         3000 Two Logan Square
                         18th and Arch Streets
                         Philadelphia, Pennsylvania 19103
                         Attention: Julia D. Corelli
                         Facsimile: 215.981.4750

                         ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP

                         ADVENT PARTNERS DMC III LIMITED PARTNERSHIP

                         ADVENT PARTNERS GPE-III LIMITED PARTNERSHIP

                         ADVENT PARTNERS GPE-IV LIMITED PARTNERSHIP

                         ADVENT PARTNERS II LIMITED PARTNERSHIP


                         By: Advent International Corporation, General Partner


                         By:
                             -------------------------------

                             Senior Vice President


                         ADDRESS FOR NOTICES:
                         c/o Advent International Corporation
                         75 State Street
                         Boston, Massachusetts 02109
                         Attention: Douglas A. Kingsley, Managing Director
                         Facsimile: 617.951.0568

                         WITH A COPY TO:
                         Pepper Hamilton LLP
                         3000 Two Logan Square
                         18th and Arch Streets
                         Philadelphia, Pennsylvania 19103
                         Attention: Julia D. Corelli
                         Facsimile: 215.981.4750

                         SERIES D-2 INVESTORS:

                         PINE RIDGE FINANCIAL INC.


                         By:
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         ADDRESS FOR NOTICES:
                         Pine Ridge Financial Inc.
                         c/o Cavallo Capital Corp.
                         660 Madison Avenue
                         New York, NY  10022
                         Attention: Avi Vigder
                         Telephone: 212.651.9000
                         Facsimile: 212.651.9010

                         WITH A COPY TO:
                         Proskauer Rose LLP
                         1585 Broadway
                         New York, NY  10036-8299
                         Attention: Adam J. Kansler, Esq.
                         Facsimile: 212.969.2900

                         SMITHFIELD FIDUCIARY LLC


                         By:
                            --------------------------------
                         Name:
                              ------------------------------
                         Title:
                               -----------------------------

                         ADDRESS FOR NOTICES:
                         Smithfield Fiduciary LLC
                         c/o Highbridge Capital Management, LLC
                         9 West 57th Street, 27th Floor
                         New York, NY  10019
                         Attention: Ari J. Storch / Adam J. Chill
                         Facsimile: 212.751.0755

                         WITH A COPY TO:
                         Schulte Roth & Zabel LLP
                         919 Third Avenue
                         New York, NY 10022
                         Attn: Eleazer Klein, Esq.
                         Facsimile: 212.593.5955

                         PERSEVERANCE LLC


                         By:
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         ADDRESS FOR NOTICES:
                         Perseverance LLC
                         c/o Cavallo Capital Corp.
                         660 Madison Avenue
                         New York, NY  10022
                         Attention: Avi Vigder
                         Facsimile: 212.651.9010

                         WITH A COPY TO:
                         Proskauer Rose LLP
                         1585 Broadway
                         New York, NY  10036-8299
                         Attention: Adam J. Kansler, Esq.
                         Facsimile: 212.969.2900

                                                                         ANNEX A

                              PLAN OF DISTRIBUTION

     The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

     - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     - an exchange distribution in accordance with the rules of the applicable exchange;

     -    privately negotiated transactions;

     -    short sales;

     - broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

     -    a combination of any such methods of sale; and

     -    any other method permitted pursuant to applicable law.

     The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

     Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

     The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

     The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

     The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

     We are required to pay certain fees and expenses incident to the registration of the shares of common stock, including certain fees and disbursements of counsel to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

     The anti-manipulation rules of Regulation M under the Securities Exchange Act may apply to sales of our common stock and activities of the selling stockholders.

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